UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) APRIL 23, 2008
                                                         ----------------


                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   1-12289                  13-3542736
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      (State or Other               (Commission              (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)


                  2200 ELLER DRIVE, FORT LAUDERDALE, FLORIDA      33316
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                   (Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code  (954) 523-2200
                                                   -----------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Note: This Form 8-K/A is filed as an amendment (Amendment No. 1)
to the Current Report on Form 8-K filed by SEACOR Holdings Inc. (the "Company") under Items 2.02 and 7.01 on April 24, 2008 (the "Original 8-K"). Amendment No. 1 is being filed to correct a typographical error in Item 7.01 of the Original 8-K, which referred to the Company's "2008 Annual Report to Shareholders" being included on its website. Reference should have been to the Company's "2007 Annual Report to Shareholders."

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The information in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On April 23, 2008, SEACOR Holdings Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.01   REGULATION FD DISCLOSURE.

        On April 23, 2008, the Company issued a press release announcing that its Board of Directors has increased by $70.9 million its authorization for repurchases of its common stock and its 2.875% convertible senior debentures due 2024. With this increase, the Company has approximately $150 million available for such purchases. Additionally, the Company may purchase, separate from such authorization, any or all of its 7.2% senior notes due 2009, its 5 7/8% senior notes due 2012, and the 9 1/2% senior notes due 2013 of Seabulk International, Inc., a wholly-owned subsidiary. The repurchase of securities may be conducted from time to time through open market purchases, privately negotiated transactions or otherwise depending on market conditions. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

        On April 24, 2008, the Company made available the proxy statement, 2007 Annual Report to Shareholders and Chairman's Letter included with the 2007 Annual Report on its website at www.seacorholdings.com.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Press Release of SEACOR Holdings Inc., dated April 23, 2008, reporting SEACOR's financial results for the first quarter of 2008 and SEACOR's increased authorization for repurchases.



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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SEACOR HOLDINGS INC.


Date:  April 25, 2008                     By:   /s/  Richard Ryan
                                              --------------------------
                                              Name:  Richard Ryan
                                              Title: Senior Vice President and
                                                     Chief Financial Officer




















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



                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press Release of SEACOR Holdings Inc., dated April 23, 2008, reporting SEACOR's financial results for the first quarter of 2008 and SEACOR's increased authorization for repurchases.




















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